Exhibit 10.3

SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2006-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals.

The shareholders in a extraordinary general shareholders’ meeting held on December 15, 2005, voted in favour of a resolution for the issuance of a total number of 400,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on January 12, 2006, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration

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of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

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Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable is set in the amount of EUR 0.60 per share (with a premium of 0.59) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on February 14, 2005.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

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V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 15.000 in 2004, total amount of sales made by a tax household).

The proportional rate applicable is 16%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 27% or of 41% according to the term of the Beneficiary’s office in the Company.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2006-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals.

The shareholders in a extraordinary general shareholders’ meeting held on October 17, 2006, voted in favour of a resolution for the issuance of a total number of 1,300,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right -to increase the share capital for a maximum amount equal to the number of BCE granted, to record/acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on November 9, 2006, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration

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of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third patty acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

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Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable is set in the amount of EUR 1.215 per share (with a premium of 1.205) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 17, 2006.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

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V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 15.000 in 2004, total amount of sales made by a tax household).

The proportional rate applicable is 16%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows :

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 27% or of 41% according to the term of the Beneficiary’s office in the Company.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2007-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, 1°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

The shareholders in a combined general shareholders’ meeting held on May 25, 2007, voted in favour of a resolution for the issuance of a total number of 400,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 12, 2007, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable is set in the amount of EUR 1.215 per share (with a premium of 1.205) i.e., the price of the shares issued in connection with the increase in share capital voted by the Board of Directors of the Company on December 1, 2006 on authority granted by the combined general shareholders’ meeting held on November 17, 2007.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

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All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 20.000 in 2007, total amount of sales made by a tax household).

The proportional rate applicable is 16%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

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• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 27% or of 41% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2008-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30, 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by :

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 12, 2008, voted in favour of a resolution for the issuance of a total number of 850,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 9, 2008, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2008-1 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2008-1 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable with respect to this BCE 2008-1 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on January 31, 2008.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

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All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2008-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,000 in 2008, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

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• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%

Therefore, the total amount of taxation rate is of 29% or of 41% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2009-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed by article 163 bis G of the French Tax Code.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 12, 2009, voted in favour of a resolution for the issuance of a total number of 450,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 15, 2009, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2009-1 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2009-1 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price applicable with respect to this BCE 2009-1 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 10, 2008.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2009-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be

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subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-l. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2008, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,1% and are divided as follows:

• CSG [l]:	8,2%
• CRDS [2]:	0,5%

[1]	CSG = “contribution sociale généralisée”: a French social security tax.

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• social charges:	2,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Regulation

Founders Warrant Granting Plan. 2009-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

This BCE 2009-2 plan refers more specifically to the employees beneficiaries of the BCE 2004-1 plan that will not, at the expiration date of the plan, exercise the BCE they have been granted in accordance with this plan and that were restricted to a 5 years period of exercise.

This BCE 2009-2 plan has for requisite to allocate to each of the aforementioned employees a number of BCE equal to the number of BCE 2004-1 it would hold and that would be void, being specified that these new BCE will be exercisable as soon as they will be granted.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed by article 163 bis G of the French Tax Code.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 12, 2009, voted in favour of a resolution for the issuance of a total number of 587,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 15, 2009, has adopted this plan and adopted the terms and conditions applicable to this BCE plan in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2009-2 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2009-2 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

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As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred. The BCE must be exercised within the aforementioned maximum period of ten years.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price applicable with respect to this BCE 2009-2 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 10, 2008.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares. The Company will therefore take all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

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If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2009-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by

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the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2009, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,1% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 475,712.78 Euros

Registered office: 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N°: 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2010-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 30, 2010, voted in favour of a resolution for the issuance of a total number of 724,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July [21], 2010, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-1 Plan”, in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions, being specified that this BCE 2010-1 Plan shall apply to the issuance of a maximum of 600,000 BCE.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2010-1 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2010-1 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the

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Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

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In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable with respect to this BCE 2010-1 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 16, 2010.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered in accordance with to the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly takes all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

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IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2010-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-l. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE, the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

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In addition to these proportional rates, the following social security contributions apply for a total amount of 11% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%
• contribution to the national solidarity fund for autonomy 0,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 475,712.78 Euros

Registered office: 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N°: 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2010-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 30, 2010, voted in favour of a resolution for the issuance of a total number of 724,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July [21], 2010, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-2 Plan”, in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions, being specified that this BCE 2010-2 Plan shall apply to the issuance of a maximum of 124,000 BCE and is for the sole benefit of the holders of BCE issued in application of the BCE 2004-1 plan that could not have been exercised within the timeline of 5 years set by the aforesaid plan.

III – DESCRIPTION OF THE PLAN

The list of the BCE 2010-2 Plan’s beneficiaries (hereinafter the “Beneficiaries”) has been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company a copy of this BCE 2010-2 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter, after the Beneficiary has duly executed the said copies.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

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BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that they may be exercised when they are granted.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

Pursuant to the law and if the company granting the BCE increased its share capital in the six months preceding the issuance of the said BCE, the subscription price shall not be inferior to the price of shares therefore issued.

Consequently, the subscription price applicable with respect to this BCE 2010-2 plan is set in the amount of EUR 2.024 per share (with a premium of 2.014) i.e., the price of the shares issued in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on July 16, 2010.

This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

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III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered in accordance with to the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly takes all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2010-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

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The new shares, class A preferred shares, shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE, the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, total amount of sales made by a tax household).

The proportional rate applicable is 18%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12.1% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2%
• contribution to the national solidarity fund for autonomy 0,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 30,1% or of 42,1% according to the term of the Beneficiary’s office in the Company.

Note: in order to benefit from this specific tax provisions, the Beneficiary will have to attach to his/her revenue statement of the year when the BCE have been exercised a certificate to be given by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 534,373.54 Euros

Registered office: 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N°: 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2010-1-2

(January 11, 2011)

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that:

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by:

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, l°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in a combined general shareholders’ meeting held on June 30, 2010, voted in favour of a resolution for the issuance of a total number of 724,000 BCE maximum and set the share purchase price that may be subscribed by exercising each BCE – that is one share of category A preference share – at a price set for shares issued in connection with the most recent share capital increase prior to the issuance of said BCE.

In addition, the shareholders granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on July 21, 2010, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-1 Plan”, in compliance with the principles decided by the aforementioned combined general shareholders’ meeting and the applicable statutory provisions.

The shareholders in a combined general shareholders’ meeting held on January 11, 2011, amended the terms and conditions for the determination of the price of the security to be subscribed by exercising each BCE and decided that this price will be set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors.

As a consequence and within the framework of the authority it has been granted, the Board of Directors of January 11, 2011 adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2010-1-2 Plan”, which constitute a declension of the BCE 2010-1 plan integrating the new terms and conditions for the determination of the purchase price.

III – DESCRIPTION OF THE PLAN

The beneficiaries (hereinafter the “Beneficiaries”) of the BCE 2010-1-2 Plan’s have been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary shall be indicated in the Individual Notification Letter sent to him/her by the Chairman.

The exercise of a BCE entitles its holder to subscribe for one new class A preferred share (or an ordinary share in case of the listing of the Company in a financial market) of SEQANS COMMUNICATIONS.

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification

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informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company

(i) a copy of this BCE 2010-1-2 Plan,

(ii) a copy of the Individual Letter of Notification

(iii) a copy of the “CONTRACTUAL UNDERTAKING”attached to the said letter,

after the Beneficiary has duly executed the said copies and acknowledged that the Individual Notification Letter and the Contractual Undertaking are part of this plan.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, being specified that the Beneficiary must respect the following calendar:

(i) first grant:

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants:

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE, at the rate of l/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said

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dismissal, notwithstanding the calendar set out above.

In any event, any BCE that is not exercised before the expiration of the aforementioned 10-year period shall be null and void.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price of the shares to be issued by exercising the BCE is set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors.

This subscription price is mentioned in the Individual Notification Letter. This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with statutory and regulatory provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the entire period of validity of the BCE, the Company will have the option to modify its form or object, without having to obtain the prior authorisation of the Beneficiaries. In addition, the Company shall be entitled to change the rules for profits distribution, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered in accordance with to the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly takes all necessary measures in order to maintain Beneficiaries’ rights, in compliance with applicable legal and/or regulatory provisions.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

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If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2010-1-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed. Shares subscribed must be fully paid up in cash or by compensation with a liquidated and due debt at the time of subscription.

Failure to do so renders the subscription null and void.

V – FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The new shares (class A preferred shares or ordinary shares if applicable) shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

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In the event of a transfer of the shares subscribed following exercise of the BCE, the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code) applicable to the first euro obtained as a capital gain.

The proportional rate applicable is 19%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,3% and are divided as follows:

• CSG [1]:	8,2%
• CRDS [2]:	0,5%
• social charges:	2,3%
• contribution to the national solidarity fund for autonomy 0,3%
• contribution for social allowances (RSA): 1,1%

Therefore, the total amount of taxation rate is of 31,3% or of 42,3% according to the term of the Beneficiary’s office in the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 554.400,26 Euros

Registered office : 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N° : 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2011-1

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that :

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by :

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, 1°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in an ordinary and extraordinary general shareholders’ meeting held on March 8, 2011, voted in favour of a resolution for the issuance of BCE that cannot give the right to an amount that exceed 3,500,000 new shares of a nominal value of 0.01 euro (or 1,750,000 new shares of a nominal value of 0.02 euro, starting at the effective date of the reverse split of the shares of the Company).

The aforesaid general meeting determined the modalities of determination of the price of the security to be subscribed by exercising each BCE and decided that this price will be set by the Board of directors at the market value of the shares of the Company applicable at the date the BCE were granted, following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

The aforesaid general meeting also granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on March 8, 2011, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2011-1 Plan”, in compliance with the principles decided by the aforementioned ordinary and extraordinary general shareholders’ meeting and the applicable statutory provisions.

III - DESCRIPTION OF THE PLAN

The beneficiaries (hereinafter the “Beneficiaries”) of the BCE 2011-1 Plan’s have been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary and the subscription price upon exercise of these BCE (as defined under Section III-4 hereinafter) shall be indicated in the Individual Notification Letter sent to him/her by the Chairman which shall constitute a schedule to this regulation.

The exercise of each BCE entitles its holder to subscribe for one new class A preferred share of the Company of a nominal value of 0.01 € (or two (2) BCE entitles its holder to subscribe to one (1) ordinary share of a nominal value of 0.02 € starting at the effective date of the conversion of the class A preferred shares in ordinary shares and of the reverse split of the shares of the Company) (hereinafter referred as a “New Share”).

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification

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informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company

(i) a copy of this regulation,

(ii) a copy of the Individual Letter of Notification

(iii) a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter,

after the Beneficiary has duly executed the said copies and acknowledged that the Individual Notification Letter and the Contractual Undertaking are part of this plan.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, any BCE not exercised before expiration of this period will be automatically void and devoid of validity.

The Beneficiary must respect the following calendar  :

(i)	first grant :

•	The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following his/her entrance in the company SEQUANS COMMUNICATIONS or its subsidiaries;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of 1/36[e] per month, within the period from the 13th and the 48th month following the date he/she entered the company SEQUANS COMMUNICATIONS or its subsidiaries.

(ii) subsequent grants :

•	The Beneficiary shall exercise 25% of the BCE issued to him/her after the expiration of the 12 months period following the date of grant of the said BCE;

•

The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of 1/36[e] per month, within the period from the 13th and the 48th month following the date of grant of the said BCE.

Any first exercise must cover at least 25% of the BCE granted to the Beneficiary, in accordance with the exercise calendars set out above.

In the event a third party acquires 100% of the share capital of SEQUANS COMMUNICATIONS, and in

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no other case, the Beneficiary who would subsequently be dismissed for genuine material cause shall have the right to exercise all of his/her BCE within a period of 30 days following the date of the said dismissal, notwithstanding the calendar set out above.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price of the New Shares to be issued by exercising the BCE is set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors – within the limits permitted by the applicable legal and regulatory provisions - following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

This subscription price is mentioned in the Individual Notification Letter. This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with legal provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the period of exercise of the BCE and as far as the Beneficiary has not exercised all the BCE granted to him/her by the Company, the Company commit to maintain the Beneficiaries’ rights, in compliance with the provisions of article L. 228-99 of the Commercial Code.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

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If necessary, the Board of Directors may suspend the right to exercise the BCE.

In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2011-1 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed, shares subscribed must be fully paid up in cash at the time of subscription, except payment by compensation with a liquidated and due debt on the Company.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

The New Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The New Shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE (MARCH 2011) TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by

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the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code) applicable to the first euro obtained as a capital gain.

The proportional rate applicable is 19%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,3% and are divided as follows :

•	CSG [1]: 8,2%

•	CRDS [2]: 0,5%

•	social charges : 2,3%

•	contribution to the national solidarity fund for autonomy 0,3%

•	contribution for social allowances (RSA) : 1,1%

Therefore, the total amount of taxation rate is of 31,3% or of 42,3% according to the term of the Beneficiary’s office in the Company.

The company SEQUANS COMMUNICATIONS indicates that the information stipulated in this article VI-1 must be regularly updated according to the evolution of the applicable legal and regulatory provisions. It is up to the Beneficiaries to proceed to this update under their own responsibility, the Company SEQUANS COMMUNICATIONS shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme with a share capital of 554.400,26 Euros

Registered office : 19 Le Parvis de Paris La Défense – 92800 PUTEAUX

Trade Register N° : 450 249 677 Nanterre

Regulation

Founders Warrant Granting Plan. 2011-2

- SUMMARY -

I - DEFINITION OF THE FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Granting of the BCE

•	Terms and conditions of the BCE

•	Beneficiary termination of services with the Company

•	Determination of the exercise price of the BCE

•	Protection of the rights of the Beneficiaries during the exercise period of the BCE

IV - TERMS AND CONDITIONS FOR EXERCISING BCE

•	Suspension of the rights to exercise the BCE

•	Procedures and conditions for exercising the BCE

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery and form of shares

•	Possession rights

VI - TAX PROVISIONS

2

I – DEFINITION OF FOUNDERS WARRANT SUBSCRIPTION PLAN (BCE)

In order to reward its employees and managers, SEQUANS COMMUNICATIONS wishes to set up a system enabling them to share its growth.

A Founders Warrant (BCE) subscription plan is a mechanism by which a company offers to its employees and/or its managers (subject to employees taxation regime), the possibility to subscribe for a BCE for free which subsequent exercise allows to subscribe for new shares during a certain period, at a price set on the date the BCE are granted, and that remains fixed during the entire period.

These BCE offer to its beneficiaries the possibility to realize a profit in case of an increase in value of the Company security between the date the BCE are granted and the date the share is subscribed by exercise of the BCE.

The beneficiaries participate in their Company’s performance trough the evolution in value of the shares before even becoming effectively shareholder of the company by exercising the BCE .

This plan is particularly designated to motivate the beneficiaries in order to ensure the public offering of the company at the best conditions.

Furthermore, the financial benefit obtained by exercising the BCE and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism has been set up by the law of finance of 1998 n°– n°97-1269 dated December 30 1997, amended by the law of finance of 1999 – n°98-1266 dated December 30, 1998 -, the law n°99-587 dated July 12, 1999, the law n°2001-420 dated May 15, 2001 and the law n°2003-706 dated August 1st 2003, the law n°2008-776 dated August 4, 2008.

This mechanism is also governed by article 163 bis G of the French Tax Code and by the Decree n°98-557 dated July 1st, 1998.

The company SEQUANS COMMUNICATIONS meets all the requirements required by the dispositions mentioned above in order to set up a BCE plan, bearing in mind that :

•	It is incorporated with the Trade and Companies Registry since at least 15 years

•	It is subject to French corporate taxation

•	At least 25% of its share capital is held directly by individuals, being specified that in order to determine this threshold, it is not taken into account participations held by :

(i)	regional development companies (RDC), venture capital companies (VCC), innovation finance companies (IFC) set forth in articles 208, 1°ter, 208, 3°septies and 39 quinquies A, 2°, b) of the French Tax Code,

(ii)	venture capital mutual fund (VCMF) and innovation mutual investment fund (IMIF) set forth in articles 163 quinquies B, I and 199 terdecies-o A, VI, 1 of the French Tax Code,

(iii)	local investment fund set forth in article L.241-41-1 of the French Monetary and Financial Code.

The shareholders in an ordinary and extraordinary general shareholders’ meeting held on March 8, 2011, voted in favour of a resolution for the issuance of BCE that cannot give the right to an amount that exceed 3,500,000 new shares of a nominal value of 0.01 euro (or 1,750,000 new shares of a nominal value of 0.02 euro, starting at the effective date of the reverse split of the shares of the Company).

The aforesaid general meeting determined the modalities of determination of the price of the security to be subscribed by exercising each BCE and decided that this price will be set by the Board of directors at the market value of the shares of the Company applicable at the date the BCE were granted, following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

The aforesaid general meeting also granted to the Board of Directors the power to grant such BCE, in one or several times, including the power to determine the beneficiaries of the BCE and the number of BCE to be granted to each of them, with the suppression of shareholders’ preemptive subscription right – to increase the share capital for a maximum amount equal to the number of BCE granted, to record / acknowledge the successive increases in share capital resulting from the exercise of the BCE, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and partially using the authorization it has been granted, the Board of Directors, in a meeting held on March 8, 2011, has adopted this plan and adopted the terms and conditions applicable to this BCE plan hereinafter “the BCE 2011-2 Plan”, in compliance with the principles decided by the aforementioned ordinary and extraordinary general shareholders’ meeting and the applicable statutory provisions.

III - DESCRIPTION OF THE PLAN

The beneficiaries (hereinafter the “Beneficiaries”) of the BCE 2011-2 Plan’s have been approved by the Company’s Board of Directors.

III-1. Granting of the BCE

The BCE are granted free of charge to each Beneficiary.

The number of BCE granted to each Beneficiary and the subscription price upon exercise of these BCE (as defined under Section III-4 hereinafter) shall be indicated in the Individual Notification Letter sent to him/her by the Chairman which shall constitute a schedule to this regulation.

The exercise of each BCE entitles its holder to subscribe for one new class A preferred share of the Company of a nominal value of 0.01 € (or two (2) BCE entitles its holder to subscribe to one (1) ordinary share of a nominal value of 0.02 € starting at the effective date of the conversion of the class A preferred shares in ordinary shares and of the reverse split of the shares of the Company) (hereinafter referred as a “New Share”).

This number of shares cannot be modified during the BCE period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification

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informing him/her that he/she has been granted BCE, the Beneficiary undertakes to return to the Company

(i) a copy of this regulation,

(ii) a copy of the Individual Letter of Notification

(iii) a copy of the “CONTRACTUAL UNDERTAKING” attached to the said letter,

after the Beneficiary has duly executed the said copies and acknowledged that the Individual Notification Letter and the Contractual Undertaking are part of this plan.

Failure to comply with this formality within the applicable period shall render the granted BCE immediately and automatically void.

III-2. Terms and conditions of the BCE

BCE are irrevocably granted for a period of 10 years as from the date they have been granted by the Board of Directors.

As a result of the granting of the BCE, the pre-emptive right of shareholders to subscribe for the new shares to be issued as the said BCE are exercised will be suppressed in favour of the Beneficiaries.

This BCE cannot be transferred.

The BCE must be exercised within the aforementioned maximum period of ten years, any BCE not exercised before expiration of this period will be automatically void and devoid of validity.

The Beneficiary must respect the following calendar  :

•

The Beneficiary shall exercise 25% of the BCE granted to him/her after the expiration of the 12 months period following the effective date of the initial public offering of the Company that should take place at the latest at the date of the ordinary general meeting of the Company to be held to approve the annual accounts for the fiscal year to be ended in December 31, 2011 (hereinafter referred as the “IPO”);

•	The Beneficiary shall then exercise the outstanding amount of his/her BCE , at the rate of 1/36[e] per month, within the period from the 13th and the 48th month following the IPO.

It is expressly stipulated that in the absence of the IPO, the BCE previously granted to the Beneficiaries shall be automatically void the day following the ordinary general meeting of the Company to be held to approve the annual accounts for the fiscal year to be ended in December 31, 2011.

III-3. Beneficiary termination of services with the Company

In case of termination of the Beneficiary services with SEQUANS COMMUNICATIONS, whether as an employee or a company officer, due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason, the said Beneficiary looses all rights with regard to the BCE yet not exercisable at the end of termination of his/her duties regarding the exercise calendar set forth in the above article III-2.

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However, he/she retains the right to exercise the BCE that became exercisable and that have not yet been exercised provided that the Beneficiary exercises his/her BCE within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall beneficiate of a period extended to 6 months.

After expiration of the periods aforementioned, the Beneficiary, his/her heirs or beneficiaries lose irrevocably all rights with regard to unexercised BCE.

III-4. Determination of the exercise price of the BCE

The subscription price of the New Shares to be issued by exercising the BCE is set at the market value of the shares of the Company applicable at the date the BCE were granted, value to be set and approved by the Board of directors – within the limits permitted by the applicable legal and regulatory provisions - following the objective methods applicable for shares appraisal (including, if applicable, the reference to the quoted price of the shares of the Company) and, if it judges necessary, with the assistance of independent appraisal agencies.

This subscription price is mentioned in the Individual Notification Letter. This price may not be changed during the BCE’s period of validity, except in the event of adjustments in accordance with legal provisions.

III-5. Protection of the rights of the Beneficiaries during the exercise period

During the period of exercise of the BCE and as far as the Beneficiary has not exercised all the BCE granted to him/her by the Company, the Company commit to maintain the Beneficiaries’ rights, in compliance with the provisions of article L. 228-99 of the Commercial Code.

IV – TERMS AND CONDITIONS FOR EXERCISING BCE

IV-1. Suspension of the rights to exercise the BCE

If necessary, the Board of Directors may suspend the right to exercise the BCE. In particular, this suspension may be ordered whenever a transaction concerning SEQUANS COMMUNICATIONS’ share capital requires knowing in advance the exact number of shares that make up the share capital or in the event of the carrying out of one of the financial transactions requiring an adjustment.

In such case, SEQUANS COMMUNICATIONS shall inform the Beneficiaries of the BCE, indicating the date of the suspension and the date on which the right to exercise the BCE will be re-established. Such suspension may not exceed 3 months.

If the right to exercise a BCE expires during a period of suspension, the period of exercise of the BCE shall be extended by 3 months.

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IV-2. Procedure and conditions for exercising BCE

All requests for exercise of the BCE, documented by the signature of a subscription certificate specific to the BCE 2011-2 plan, shall be sent to SEQUANS COMMUNICATIONS, and must be accompanied by a check made to the Company’s order for an amount corresponding to the number of shares to be subscribed, shares subscribed must be fully paid up in cash at the time of subscription, except payment by compensation with a liquidated and due debt on the Company.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

The New Shares acquired by exercising the BCE are registered in the books of SEQUANS COMMUNICATIONS as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Possession rights

The New Shares shall be subject to all provisions of the by-laws and shall enjoy all rights pertaining to the shares of such class as of the date of completion of the share capital increase.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, complied by the Beneficiary.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE (MARCH 2011) TO BENEFICIARIES WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

In the event of a transfer of the shares subscribed following exercise of the BCE , the gain realised by the Beneficiary is equal to the difference between the sale price of the share and their acquisition price.

This gain is imposed in accordance with the tax treatment of capital gain realised on the sale of securities (articles 92 B, 92 J, 160, 200 A2 of the French Tax Code) applicable to the first euro obtained as a capital gain.

The proportional rate applicable is 19%, except if at the date of the transfer of his/her shares the Beneficiary has performed his/her duties for less than three years, then the gain is subject to a 30% tax rate.

In addition to these proportional rates, the following social security contributions apply for a total amount of 12,3% and are divided as follows :

- 7/8 -

•	CSG [1]: 8,2%

•	CRDS [2]: 0,5%

•	social charges : 2,3%

•	contribution to the national solidarity fund for autonomy 0,3%

•	contribution for social allowances (RSA) : 1,1%

Therefore, the total amount of taxation rate is of 31,3% or of 42,3% according to the term of the Beneficiary’s office in the Company.

The company SEQUANS COMMUNICATIONS indicates that the information stipulated in this article VI-1 must be regularly updated according to the evolution of the applicable legal and regulatory provisions. It is up to the Beneficiaries to proceed to this update under their own responsibility, the Company SEQUANS COMMUNICATIONS shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD.

Beneficiaries domiciled abroad are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the shares issued as a result of the exercise of the BCE, and (ii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

The company Sequans Communications shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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SEQUANS COMMUNICATIONS

Société anonyme au capital de          Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

[Beneficiary]

[date]

RE : BCE Subscription Plan –

Dear Sir,

We have the pleasure to inform you that at a meeting held on             , the Board of Directors decided to grant you              BCEs, unassignable, each BCE giving you the right to subscribe – within a 10 year-period from the date of grant -, to one new series A preferred share at an exercise price of EUR             , (or two BCEs shall give you the right to subscribe one ordinary share at an exercise price of EUR             , from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares).

The terms and conditions of (i) grant, (ii) striking and (iii) assignment of these BCEs, as well as the applicable tax regime, are set forth within the BCE SUBSCRIPTION PLAN              – hereafter referred to as “the PLAN” – (enclosed in 2 copies) approved by decision of the Board of Directors held on             .

Please note that upon grant of these BCEs you are required to sign and accept certain conditions as set forth in an additional document named « CONTRACTUAL UNDERTAKING » and enclosed in 2 copies.

We advise you to read carefully these documents and to return to the Company, within 7 days, an executed copy – i.e. your initials on each page and your signature on the last page along with the handwritten mention “read and approved” – of this letter, the contractual undertaking and the PLAN.

Should you fail to conform to this major formality, the BCEs hereby allotted could consequently be null and void.

Subject to the terms and conditions of this letter, the PLAN, and the CONTRACTUAL UNDERTAKING, you are entitled to subscribe                      new series A preferred shares (or                      ordinary shares as mentioned above), at a total price of EUR             ; you are expressly informed that no BCE [or Founders Warrant] may be exercised prior                     .

In order to exercise your rights and consequently become a shareholder of the Company, you shall return to the Company a subscription form duly filled out and signed with a bank cheque or wire transfer of the amount of your subscription in Euros, on the basis of EUR             per series A preferred share (or EUR              per ordinary share) together with such other documents or form of indemnity as the Board may in its absolute discretion determine at the appropriate time, to meet any tax liability that arises on the grant or exercise of the option.

We invite you to keep one copy of this letter, the PLAN, and the CONTRACTUAL UNDERTAKING.

Sincerely yours

Georges Karam

Chairman and CEO

Enc.	-	BCE SUBSCRIPTION PLAN (2 copies)
	-	Subscription form (2 copies)
	-	Contractual undertaking (2 copies)

Your signature below to be preceded by the handwritten mention “read and approved”:

Beneficiary:

Date:

SEQUANS COMMUNICATIONS

Société anonyme au capital de 554,400.26 Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

[Beneficiary]

 [date]

RE : BCE Subscription Plan – 2011-2

Dear Sir,

We have the pleasure to inform you that at a meeting held on 8 March 2011     , the Board of Directors decided to grant you              BCEs, unassignable, which shall give the right to subscribe – within a 10 year-period from the date of grant – to one new series A preferred share at an exercise price of EUR 3.13, (or two BCEs shall give you the right to subscribe one ordinary share at an exercise price of EUR 6.26, from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares).

The terms and conditions of (i) grant, (ii) striking and (iii) assignment of these BCEs, as well as the applicable tax regime, are set forth within the BCE SUBSCRIPTION PLAN 2011-2 – hereafter referred to as “the PLAN” – (enclosed in 2 copies) approved by decision of the Board of Directors held on 8 March 2011.

We remind you that these BCEs are also governed by the « CONTRACTUAL UNDERTAKING » you have signed at the time of your first BCE grant on the [date].

We advise you to read carefully these documents and to return to the Company, within 7 days, an executed copy – i.e. your initials on each page and your signature on the last page along with the handwritten mention “read and approved” – of this letter and the PLAN.

Should you fail to conform to this major formality, the BCEs hereby allotted could consequently be null and void.

Subject to the terms and conditions of this letter, the Plan – notably the vesting schedule -, and the Contractual undertaking, you are entitled to subscribe                      new series A preferred shares (or                      ordinary shares as mentioned above), at a total price of EUR                     .

If the IPO does not occur, at latest, on the next ordinary shareholders meeting which shall approve the financial accounts of the fiscal year 2011, the BCEs granted to you shall be immediately and irrevocably cancelled.

In order to exercise your rights and consequently become a shareholder of the Company, you shall return to the Company a subscription form duly filled out and signed with a bank cheque or wire transfer of the amount of your subscription in Euros, on the basis of EUR 3.13 per series A preferred share (or EUR 6.26 per ordinary share) together with such other documents or form of indemnity as the Board may in its absolute discretion determine at the appropriate time, to meet any tax liability that arises on the grant or exercise of the option.

We invite you to keep one copy of this letter, the subscription form and the PLAN.

Sincerely yours

Georges Karam

Chairman and CEO

Enc.	- BCE SUBSCRIPTION PLAN 2011-2 (2 copies)
- Subscription form (2 copies)

Your signature below to be preceded by the handwritten mention “read and approved”:

Beneficiary:

Date:

SEQUANS COMMUNICATIONS

Société anonyme au capital de          Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre 450 249 677

SUBSCRIPTION FORM / LETTER OF APPLICATION (EXERCISE OF BCE )

I, undersigned:

residing at:

Pursuant to the subscription right related to the BCE I hold, pursuant to decision given on              by the Board of Directors of SEQUANS COMMUNICATIONS, with respect to the BCE          subscription plan, by virtue of the prior authorisation given by the combined general Shareholders meeting on             ; each BCE gives the right to subscribe one new series A preferred share with a par value of Euro 0.01 (or two BCE gives the right to subscribe one ordinary share with a par value of EUR 0.02, from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares).

Hereby subscribe:

-              new series A preferred shares of the Company, at the unit price of EUR

Or from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares

-              new ordinary shares of the Company, at the unit price of EUR

In consideration of this subscription/application, I settle the sum of euros(1),                             ,by cheque                      (2), n°                     (3).

I HEREBY REPRESENT AND ACKNOWLEDGE THAT THIS SUBSCRIPTION IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH UNDER THE « CONTRACTUAL UNDERTAKING » WHICH I HAVE EXECUTED.

I acknowledge that I have kept a copy of the present subscription form.

Executed in (place), On (date)

(signature + the applicable handwritten mention)

« Bon pour souscription à [number of A shares subscribed] actions nouvelles de préférence de catégorie A »)

« Bon pour souscription à [number of ordinary subscribed] actions nouvelles ordinaires »)

[1]	Amount to be written out in words
[2]	Name of the Bank
[3]	Number of the cheque

CONTRACTUAL AGREEMENT

BETWEEN:

-	[Mr./Mrs.] ,
residing at
;

(hereinafter referred to as the “Holder”),

ON THE ONE HAND,

AND:

-	Mr. Georges Karam, residing 7, rue du Centre, 92200 Neuilly/Seine, France;

-	Mr. Bertrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France,;

-	Mr. Fabien Buda, residing 28, rue Guersant, 75017 Paris, France;

-	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

-	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

-	Mr. Emmanuel Lemois, residing 60 avenue de la Motte Piquet 75015, France;

-	Mr. Ambroise Popper, residing 25 rue de Chazelles, 75017 Paris, France;

-

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, France, registered with the registry of commerce and companies of Paris under number 420 748 097 (“T-Source”);

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FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575,

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FCPI CAAM INNOVATION 9, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, ,

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FCPI CAAM INVESTISSEMENT 1, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575,

-	CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris,

France, registered with the registry of commerce and companies of Paris under number 440 405 405 (“Cap Décisif”);

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ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom, ,

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ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH, ,

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VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands (“Vision Capital”),

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FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

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FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

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FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

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FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

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KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, (“Kennet II”),

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KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, (“King Street”),

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FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 2 920 000, the registered office of which is located at 137, rue de l’Université 75007 Paris, France, registered with the registry of commerce and companies of Paris, under number 433 975 224, ,

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FCPR SERENA I, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), Serena Capital, a French société par actions simplifiée with a share capital of EUR 500,000, the registered office of which is located at 21, rue Auber – 75009, France, registered with the registry of commerce and companies of Paris under number 504 262 650,

-	MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”),

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ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie – 75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”),

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GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre (“RELIANCE”),.

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SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under the number CH-035.8.018.212-7 and having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”),

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UNITECH HOLDINGS INTERNATIONAL CO., LTD., an International Business Company established under the Law of the British Virgin Islands (International Business Companies Act, Cap. 291), registered with the Registrar of Companies of the British Virgin Islands under the n°201707 and having its registered office at Drake Chambers, Tortola, British Virgin Islands (“UHIC”) ,

Each represented by:

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 431,246.44, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, (hereafter “Sequans Communications” or the “Company”) represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (président - directeur général), by virtue of the power of attorney granted to the Company in this respect pursuant to the shareholders’agreement (the “Agreement”) dated January 31, 2008,

(hereinafter collectively referred to as the “Shareholders”),

ON THE OTHER HAND

(the Holder and the Shareholders are hereinafter referred to collectively as the “Parties” and individually as a “Party”, severally but not jointly (conjointement mais sans solidarité)

IN THE PRESENCE OF:

-

SEQUANS COMMUNICATIONS, which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this contractual agreement.

WHEREAS:

In order to enable the Company to ensure its development by access to additional financing, access to a stock exchange or any other means, the Shareholders have agreed upon the terms and conditions governing the purchase or disposal of the shares they hold or will hold in the Company.

The following are hereafter referred to as the “Shares”:

-	the equity securities (titres de capital) of the Company of which the Holder is the owner, if applicable;

-

the equity securities (titres de capital) or securities of the Company giving access to a fraction of the capital or a voting right in the general shareholders’ meetings of the Company of which the Holder may become the owner, in particular by way of purchase, subscription or exercise of stock options giving the right to subscribe for or purchase shares (options de souscription ou d’achat d’actions) or founders’ warrants (bons de souscription de parts de créateurs d’entreprise).

In order to ensure the coherence of the behavior of the shareholders of the Company in the circumstances referred to above, the Shareholders intend to grant the Holder the option to sell his Shares in case of a change in control as defined below, in consideration of the undertakings set out in this contractual agreement (the “Contract”).

It is specified that for the purposes of this Contract, a “Transfer” shall mean any transaction resulting in a transfer of the ownership of Shares for any reason whatsoever (including, but not limited to gratuities, partial contributions of assets, mergers, demergers, or any combination of these methods of transfer of ownership).

NOW IT IS HEREBY AGREED AS FOLLOWS:

Article 1 – Right to sell

1.1

Should a Shareholder (hereinafter the “Concerned Shareholder”) contemplate a sale (the “Sale”) to a Party or a third party to the contract (a “Third Party”) of a number of shares of the Company and shall the purchaser, as a result of such Sale, hold more than fifty per cent (50%) of the voting rights in the general shareholders’ meetings or the share capital of the Company (the “Control”), the Holder would be entitled to sell, on the same terms and price conditions as offered by the purchaser (hereinafter the “Purchaser”) to the Concerned Shareholder, all and nothing but all, of the Shares (hereinafter the “Concerned Shares”) which he would then hold.

Accordingly, before making any commitment in respect of such Sale, the Concerned Shareholder would secure the Purchaser’s irrevocable undertaking to purchase the Shares which the Holder may wish to sell, on the same terms and price conditions as those proposed by the Purchaser to the Concerned Shareholder.

This obligation to purchase would be borne jointly and severally by the Concerned Shareholder and the Purchaser.

1.2

Consequently, in the situation referred to in Section 1.1 above, the Concerned Shareholder shall notify the Holder of the terms of the proposed Sale by indicating the identity of the Purchaser, the number of shares of the Company contemplated to be sold, the price offered, the terms of payment of said price.

1.3	The Holder shall have thirty (30) days from receipt of the notice provided for in Section 1.2 above to exercise its right to sell in accordance with the following terms and conditions:

In the event of exercise by the Holder of its right to sell, the Concerned Shares shall be purchased by the Purchaser in accordance with the period set forth in the Purchaser’s notification for the purpose of the completion of the contemplated Sale or, failing such a provision, within fifteen (15) days of the date of expiry of the above thirty (30) days period.

1.4

If, in breach of the above provisions, the Purchaser were to purchase the shares of the Concerned Shareholder but did not purchase the Concerned Shares, the Concerned Shareholder would be obliged to purchase all of the Concerned Shares itself within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares on the same price conditions.

Also, if the Purchaser were to purchase the Concerned Shares but did not pay for them, the Concerned Shareholder would be bound jointly and severally (solidairement) with the Purchaser to pay for the Concerned Shares within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares.

Article 2 – Drag-along right

2.1	Call Option 1

2.1.1	Description

Should any Shareholder or Third Party, acting alone or in concert within the meaning of article L.233-10 of the French Commercial Code (hereinafter the “Beneficiary”) offer to purchase one hundred per cent (100%) of the share capital of the Company (hereinafter the “Offer”) and Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company wish to accept the Offer, the Holder (hereinafter referred to as the “Promissor”) shall, if so requested by the in writing Beneficiary and upon written evidence of the acceptance of the Offer by Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company, transfer to the Beneficiary all of the Shares which he would then hold, including any rights to the dividends as attached to said Shares, and free and clear of any pledge or security of any nature whatsoever.

For this purpose, the Promissor hereby grants the Beneficiary the benefit of this irrevocable option to buy (the “Option 1”).

2.1.2	Any Beneficiary may call the Option 1 if the conditions set forth in Section 2.1.1 above are met.

2.1.3

Each Beneficiary shall notify the Promissor of its decision to call the Option 1 within thirty (30) days from the day on which the conditions set forth in Section 2.1.1 shall have been met. It shall simultaneously notify each Promissor of the terms of the accepted Offer, as well as of the written acceptance of Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company.

2.1.4

A Beneficiary may only call Option 1 in respect of all the Shares still held by the Promissor at the time of the exercise of Option 1, and in one single call (“et ce en une seule fois”). If there are several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the condition set forth in Section 2.1.1 shall have been met, unless the said Beneficiaries agree otherwise.

2.1.5	If the Option 1 is not called in accordance with the conditions set forth above, it will become null and void, without indemnity on any part.

2.1.6

In the circumstances referred to in Section 2.1.1, in the event that the Option 1 is called in accordance with the terms and within the time period set forth above, the Promissor undertakes to transfer the ownership of his Shares in accordance with the terms and conditions (including the price) set forth in the notified Offer.

2.1.7

If this Option 1 is called in accordance with the terms and within the period set forth above, the Transfer of the Shares and the payment of their purchase price shall take place at the latest within fifteen (15) days of the completion of the Offer.

2.1.8	The Transfer shall be conditional upon the delivery :

(i)	to the Promissor of a bank check (chèque de banque) in an amount equal to the purchase price of its Shares ;

(ii)	to each Beneficiary of a stock transfer form (ordre de mouvement) duly completed and signed, requesting the Company to effect the Transfer of the relevant Shares to the benefit of the said Beneficiary.

2.1.9

Should the Beneficiary notify the exercise of the Option 1 within the period of time and according to the terms provided above, but shall the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépots et Consignations or any other bank agreeing on such mandate the price of the Shares for which the Option 1 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 1 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement des titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’accounts (comptes individuels d’actionnaires).

2.2.	Call Option 2

2.2.1

Should the Promissor, the condition defined in Section 2.1.1 above being met, hold rights (whether securities, options, founders’ warrants or any other rights) to subscribe or purchase shares of the Company immediately or at a future date (the “Rights”), the Promissor shall, if so requested by the Beneficiary, transfer to the Beneficiary the Shares it will hold as a result of the exercise of the Rights.

Accordingly, the Promissor irrevocably grants to the Beneficiary this call Option (the “Option 2”).

2.2.2

The Promissor irrevocably undertakes to inform the Beneficiary(ies) each time it shall exercise a Right. To that effect, it shall notify to each Beneficiary and the Company the number of Shares subscribed within seven (7) days of exercising the relevant Right.

Any Beneficiary may exercise the Option 2 provided that the condition defined in Section 2.2.1 above are met.

2.2.3	The Beneficiary shall notify to the Promissor its decision to exercise the Option 2 within thirty (30) days as from the receipt of the notice provided in Section 2.2.2 above.

2.2.4

A Beneficiary may exercise the Option 2, each time the Promissor shall exercise a Right, in one single call and for all and only all of the Shares held by the Promissor as a result of the exercise of said Right. Should there be several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the conditions defined in Section 2.2.1 above shall be completed, unless the said Beneficiaries agree otherwise.

2.2.5

Should the Option 2 not be exercised in accordance with the conditions set forth above, it would lapse automatically without any indemnity on either side, within ninety (90) days following the expiration of the last Right which had remained in force.

2.2.6	Should the Option 2 be exercised in accordance with the terms and within the period of time set forth above, the price per Share should be equal to the price per share set forth in the Offer.

2.2.7

If the Option 2 is called in accordance with the terms and within the period of time set forth above, the Transfer of the Shares and the payment of the sale price shall be completed within fifteen (15) days at the latest following the date on which the Beneficiary shall have notified its decision to purchase the Shares subscribed by the Promissor upon the exercise of a Right.

2.2.8	The Transfer shall be conditional upon the delivery :

(i)	to each Promissor of a bank check (chèque de banque) of an amount equal to the purchase price of its Shares ;

(ii)

to each Beneficiary of a share transfer form (ordre de mouvement) instructing the Company to complete the Transfer of the relevant Shares to the benefit of the said Beneficiary, duly completed and signed.

2.2.9

Should the Beneficiary notify the exercise of the Option 2 within the period of time and according to the terms provided above but should the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépôts et Consignation or any other bank agreeing on such mandate the price of the Shares for which the Option 2 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 2 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement de titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

ARTICLE 3 – Pre-emptive right

3.1.

Prior to the Transfer by the Holder, for any reason whatsoever, of the ownership of all or any part of the Shares or Rights it holds or shall hold (the “Transferred Shares”) to the benefit of a Shareholder or a Third Party (the “Transferee”), the Holder shall notify the proposed transfer (the “Proposed Transfer”) to the Shareholders and the Company specifying the identity of the Transferee, its capacity (Shareholder or Third Party), the nature and number of Transferred Shares the Transfer of which is contemplated, the price offered by the Transferee (or, in the case mentioned in Section 3.2(b) hereunder, by the Holder) and the description of the transaction pursuant to which the Transfer would be carried out.

3.2.	The Holder grants a pre-emptive right on the Transferred Shares to the Shareholders in case of a Proposed Transfer.

The Shareholders including, as the case may be, the Transferee, shall have thirty (30) days as from the receipt of the notice of the Proposed Transfer, to notify the Holder and the Company that they intend to exercise their pre-emptive right.

The said pre-emptive right shall be exercised under the following conditions:

(a)	the pre-emptive right of the Shareholders shall be exercised, whether collectively or individually, only for the entirety of the Transferred Shares;

(b)	in case of exercise of the pre-emptive right, the purchase price of the Transferred Shares to the Holder shall be:

(i)	in case of sale (vente) of the Transferred Shares entirely for cash (numéraire), the price agreed upon between the Holder and the Transferee, or

(ii)	in all other cases, and in particular, in the event the Proposed Transfer is, in whole or in part, for a consideration other than cash, a donation,

exchange, contribution, merger or spin-off or a combined form of these forms of Transfer of ownership, the price agreed by the Holder and the Transferee, or in the event of a disagreement, the price determined by an independent expert appointed, upon request of the disagreeing Party or Parties, by order of the President of the Tribunal de Grande Instance of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code;

(c)

should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights equal to the number of Transferred Shares, the Transferred Shares shall be sold to each Shareholder pursuant to its request;

(d)

should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights superior to the total number of Transferred Shares, the Transferred Shares shall be sold to the Shareholders having exercised their pre-emptive right in proportion to the number of shares they respectively hold in the share capital of the Company and within the limits of their request. In case of fractions (rompus), the remaining Share(s) or Right(s) shall be automatically attributed to the Shareholders which shall have requested the largest number of Shares or, in case of equality, to the Shareholders which shall hold the largest number of shares or, in case of new equality, to the Shareholders which shall have first notified that it intended to exercise its (their) pre-emptive right;

(e)

in the circumstances referred to in Section 3.2(b)(ii) above, should at least one Shareholder disagree on the price at which the Shares or Rights are offered, the dispute shall be notified to the Holder and the Company within the first (15) fifteen days of period provided for the exercise of the pre-emptive right. The Company shall immediately inform the other Shareholders of the dispute. The appointed expert shall deliver his report to the Holder and the Company which shall promptly transmit said report to each Shareholder. Any duly notified objection shall cause to become null and void any notice of exercise of the pre-emptive right sent by a Shareholder prior to the notice of the appointed expert’s report. The Shareholders may then exercise again their pre-emptive right at the price determined by the appointed expert according to the terms and conditions provided for in this Section 3.2 within fifteen (15) days from the notification of the price determined by the appointed expert;

(f)	the Holder shall not benefit from any right of withdrawal;

The appointed expert fees shall be borne by the Holder if the price determined by the appointed expert is inferior to the price it shall have offered and by the Shareholder(s) contesting the price in the other cases, prorata their respective holdings in the Company’s share capital.

(g)

should the pre-emptive right be exercised for a number of Shares or Rights inferior to the total number of Transferred Shares, the Holder shall be free to complete the Transfer of the Transferred Shares within the period of time notified in the Proposed Transfer or, absent of any such indication in the notification of the Proposed Transfer, within thirty (30) days from the expiration of the period of time provided for the exercise of the pre-emptive right.

Should the Holder fail to comply with the above, it shall be bound to observe again the provisions of this Article 3 prior to any Transfer of Shares or Rights.

ARTICLE 4 – Listing on a stock exchange market

Should the Board of Directors or the shareholders’ meeting of the Company vote a resolution for the listing of the Company’s shares on a French or foreign stock exchange market, the Holder irrevocably undertakes, with respect to the Shares it will then hold, to comply with the terms (including but not limited to lock-up, as the case may be) of the public offering such as jointly determined by the Company, the Shareholders, the banks responsible for the listing and the relevant market authorities.

The terms of the public offering of the Company’s shares shall be notified to the Holder by the Company or any of the Shareholders.

ARTICLE 5 - Confidentiality

As long as this Contract remains in force, the Holder undertakes to consider as strictly confidential and not to divulge, sell or transfer to any Third Party, any documents or information which it may acquire or to which it may have accessed in the course of its relationship with or responsibilities in the Company concerning, in particular, the activities, products, clients, the strategy, the development, the commercial or partnership agreements and the financial situation of the Company or its subsidiaries unless made:

(i)	with the prior consent of the Company,

(ii)	as required by the applicable mandatory laws or regulations, or

(iii)

to the directors, managers, employees or professional advisers of a Shareholder, provided that it is necessary to the performance by such Shareholder of its obligations and undertakings or to the exercise of its rights in relation to the Company and provided that the director, manager, employee or professional adviser referred to above is himself subject to a similar confidentiality agreement.

Notwithstanding the foregoing, information shall not be regarded as confidential, if it is made available to the public :

(i)	to the extent that such disclosed information does not result from the Holder’s or any Shareholder’s negligence, or

(ii)	through sources that are not in violation of this confidentiality undertaking.

ARTICLE 6 – Duration and termination of the Contract

6.1

The rights and duties of the Parties under the terms of this Contract shall enter into force as from the date on which the Holder shall hold at least one share of the Company as a result of exercising all or part of his Right(s) or for any other reason or, if the Holder already holds, whether directly or through an employee savings plan (plan d’épargne d’entreprise), at least one share of the Company, on the date of execution hereof. It will remain in force during a period of ten (10) years thereafter.

At the end of this first period of ten (10) years, the Contract shall be automatically renewed for successive periods of five (5) years. However, upon each renewal, any Party may terminate the Contract, as far as such Party is concerned, by notifying its decision to the other Parties at least twelve (12) months in advance.

The exercise by one Shareholder of the right to terminate the Contract stipulated above shall not affect the validity of the Contract towards the other Parties.

6.2	Notwithstanding the foregoing, the Contract shall automatically terminate :

(i)

with respect to any Shareholder or the Holder, on the date on which such Party shall cease to hold any share or right in the Company, without affecting the validity of the Contract towards the other Parties; or

(ii)

in case of listing (première cotation) of all or part of the shares of the Company on any regulated market of the European Union or Japan or the Nasdaq National Market or NYSE in the United States of America.

ARTICLE 7 - Notices

7.1.

All notices and other communications required or authorized hereunder shall be in writing and shall be validly made if either delivered via courier or sent by registered letter, return receipt requested, e-mail or fax provided that, in the latter cases, it is confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries), to the registered office or residence of the Party concerned or the Company as specified in the above recitals.

Any change in address or representative for purposes hereof shall be notified by the Party concerned to the other Parties as provided above.

7.2.	Notices and other communications delivered via courier shall be effective as of their date of delivery, as evidenced by the delivery receipt.

Notices and other communications sent by registered mail, return receipt requested, shall be effective as of their date of first presentation to the addressee.

Notices and other communications sent by e-mail or fax shall be deemed effective as of the date thereof, provided that they are confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries).

ARTICLE 8 – Applicable law and jurisdiction

The Contract shall be governed as to its validity, interpretation and performance by the laws of France.

Any dispute arising in connection with the Contract and its exhibits or which may result therefrom shall be submitted to the exclusive jurisdiction of the Tribunal de grande instance of the place where the Company’s registered office is located.

ARTICLE 9 – New Parties to the Contract

9.1

Should the Holder decide to transfer one or several of its Shares to any Third Party, the Holder undertakes to procure that said Third Party become a party to the Contract as a “Holder” itself no later than upon the completion of the contemplated Transfer.

Additionally, any third Party becoming a party to the Shareholders’ Agreement shall automatically become a Party to this Contract as a “Shareholder”.

9.2	For this purpose, the Parties grant to the Company (the “Agent”) an irrevocable power of attorney to make such Third Party become a party hereto.

Accordingly, the mere execution by the Agent of a copy of the Contract also executed by the above-mentioned Third Party shall be deemed executed by the Parties.

Said Third Party shall thus become a Party for the purpose of the Contract and the Contract shall benefit to and bind the said Third Party.

The Agent shall also have all powers to modify the Contract in order to insert the name of the Third Party and all the Parties shall be bound by the modifications thus made.

A copy of the amended Contract shall then be sent by the Agent to each of the Parties.

Should the relevant Party fail to comply with its commitment to ensure that the Third Party becomes a party hereto as set forth above, the Parties grant a joint and irrevocable power of attorney to the Company to refuse to register the information pertaining to the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’accounts (comptes individuels d’actionnaires).

ARTICLE 10 – Miscellaneous provisions

10.1.	The Parties agree that the provisions set forth in the preamble and the Exhibit hereof shall form an integral part of the Contract.

10.2

As a consequence of entering into this Contract, each Party hereby irrevocably renounces to any and all rights which it may have pursuant to any and all previous shareholders’ agreement between some or all the Parties with respect to the Company, except for the Agreement.

10.3

In the event that any of the provisions hereof is held to be null or void in any way whatsoever and for any reason whatsoever, the Parties undertake to use their best efforts to remedy the cause of such nullity so that, except where impossible, the Contract shall remain in full force and effect without disruption.

10.4.1	The Parties undertake to communicate, sign and deliver any information and any document, as well as to execute any act or take any measure which may be necessary for the performance of the Contract.

10.4.2

The Parties hereby agree that any Party may require in justice for specific performance (execution forcée) against any defaulting Party. and that there exists no physical, legal nor moral obstacle that would prevent such specific performance (exécution forcée) to take place.

10.5	This Contract shall validly bind and benefit to the heirs, legatees and assigns, as well as the legal representatives of each Party.

11.6

This Contract has been prepared in French and English. The Parties agree and acknowledge for the avoidance of doubt that the French version thereof, attached as an Exhibit hereto, constitutes a fair and accurate translation of the English version and may thus be used before any French court in lien of the English version as representing the full and final understanding of the Parties.

Executed in La Défense,

On

In two (2) originals

The Holder	SEQUANS COMMUNICATIONS
in its name and on behalf of each of the Shareholders
Represented by Georges Karam,
President & CEO

EXHIBIT

French translation of the Contract

Schedule of Information for Form of Letter of Grant

Grants to Executive Officers

Date	Family Name	Given Name	Number of Shares	Number of Shares (post-split)	Exercise Price		Plan	Start of vesting date	End of vesting date
20-Sep-07	Choate	Deborah	101,000	50,500	1.215	€	BCE 2006-2	02-Jul-07	2-Jul-11
20-Sep-07	Choate	Deborah	129,000	64,500	1.215	€	BCE 2007-1	02-Jul-07	2-Jul-11
12-Nov-08	Choate	Deborah	40,000	20,000	2.024	€	BCE 2008-1	12-Nov-08	12-Nov-12
11-Jan-11	Choate	Deborah	30,000	15,000	3.140	€	BCE 2010-1	11-Jan-11	11-Jan-15
8-Mar-11	Choate	Deborah	225,000	112,500	3.130	€	BCE 2011-2	IPO	TBD
8-Mar-11	Debray	Bertrand	300,000	150,000	3.130	€	BCE 2011-2	IPO	TBD
27-May-10	Deschamps	Sylvie	180,000	90,000	2.024	€	BCE 2009-1	16-Mar-10	16-Mar-14
11-Jan-11	Deschamps	Sylvie	20,000	10,000	3.140	€	BCE 2010-1	11-Jan-11	11-Jan-15
8-Mar-11	Deschamps	Sylvie	80,000	40,000	3.130	€	BCE 2011-2	IPO	TBD
8-Mar-11	Karam	Georges	1,000,000	500,000	3.130	€	BCE 2011-2	IPO	TBD
10-Sep-08	Waldburger	Hugues	140,000	70,000	2.024	€	BCE 2008-1	30-Jun-08	30-Jun-12
11-Jan-11	Waldburger	Hugues	25,000	12,500	3.140	€	BCE 2010-1	11-Jan-11	11-Jan-15
8-Mar-11	Waldburger	Hugues	95,000	47,500	3.130	€	BCE 2011-2	IPO	TBD